UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTMI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On May 3, 2023, TTM Technologies, Inc. (the “Registrant”) issued a press release announcing results for its first quarter of fiscal year 2023, which ended April 3, 2023, and guidance for its second quarter of fiscal year 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, the Registrant will host a conference call on Wednesday, May 3, 2023, at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time to discuss its first quarter of fiscal year 2023 results and the second quarter of fiscal year 2023 outlook. Access to the conference call is available by registering at https://register.vevent.com/register/BIcd61fc566ddf47ad9f51488f215e1c07. Registering participants will receive dial in information and a unique PIN to join the call. Participants can register at any time up to the start of the conference call. The conference call will also be webcast on the Registrant’s website at https://edge.media-server.com/mmc/p/gx4bj6am.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 8.01.	Other Events

On May 3, 2023, the Registrant issued a press release announcing its Board of Directors authorized and approved a share repurchase program. Under the program, the Registrant may repurchase up to $100 million in value of the Registrant’s outstanding shares of common stock from time to time through May 3, 2025. The Registrant may repurchase shares through open market purchases, privately-negotiated transactions, or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Exchange Act which sets certain restrictions on the method, timing, price and volume of open market stock repurchases. In addition, the Registrant expects to adopt one or more trading plans in accordance with the Exchange Act to facilitate certain purchases that may be effected under the share repurchase program. The timing, manner, price and amount of any repurchases will be determined at the Registrant’s discretion, and the share repurchase program may be suspended, terminated or modified at any time for any reason. The repurchase program does not obligate the Registrant to acquire any specific number of shares.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release regarding earnings results, dated May 3, 2023

99.2	Press release regarding share repurchase program, dated May 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

/s/ Daniel J. Weber
Date: May 3, 2023	By:	Daniel J. Weber
Executive Vice President, General Counsel & Secretary